UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2022

Horizon Therapeutics Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	001-35238	98-1195602
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

70 St. Stephen’s Green, Dublin, D02 E2X4, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: 011-353-1-772-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value $0.0001 per share	HZNP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Transaction Agreement and Conditions Appendix

On December 11, 2022, Horizon Therapeutics plc, a public limited company incorporated under the laws of Ireland (the “Company”), entered into a Transaction Agreement (the “Transaction Agreement”) by and among the Company, Amgen Inc., a Delaware corporation (“Parent”), and Pillartree Limited, a private limited company incorporated under the laws of Ireland and a wholly owned subsidiary of Parent (“Acquirer Sub”). Under the terms of the Transaction Agreement, Acquirer Sub will acquire the Company (the “Acquisition”) pursuant to a scheme of arrangement under Chapter 1 of Part 9 of the Companies Act 2014 of Ireland (the “Scheme”), or under certain circumstances, subject to the terms of the Transaction Agreement, a takeover offer (as such term is defined in the Irish Takeover Rules) rather than the Scheme.

At the effective time of the Scheme (the “Effective Time”), holders of the ordinary shares of the Company, nominal value $0.0001 per share (the “Shares”), will be entitled to receive $116.50 in cash per Share (the “Consideration”). The Company’s equity awards will be treated as set forth in the Transaction Agreement, such that:

•

each of the Company’s options to purchase Shares (each an “Option”) that are outstanding as of immediately prior to the Effective Time (whether or not vested) will, contingent upon and effective as of the Effective Time, be canceled and converted into the right to receive cash, without interest, in an amount equal to (a) the total number of Shares subject to such Option immediately prior to the Effective Time, multiplied by (b) the excess of (i) the Consideration over (ii) the exercise price payable per Share under such Option;

•

each of the Company’s restricted stock unit awards, excluding PSUs (as defined below), (each a “RSU”) that is outstanding as of immediately prior to the Effective Time (whether or not vested) will, contingent upon and effective as of the Effective Time, (a) if granted to a non-employee member of the Company’s board of directors (the “Board”) or held by a person who, as of the date of the completion of the Acquisition, is a former service-provider of the Company, be canceled and converted into the right to receive a cash amount equal to (i) the total number of Shares subject to such RSU immediately prior to the Effective Time multiplied by (ii) the Consideration, and (b) if not granted to an individual described in clause (a) above, be canceled and converted into a restricted stock unit (each, a “Parent RSU”) denominated in shares of Parent’s common stock, par value $0.0001 per share (“Parent Common Stock”). The number of shares of Parent Common Stock subject to each such Parent RSU shall be equal to the product (rounded down to the nearest whole number) of (a) the total number of Shares subject to such RSU immediately prior to the Effective Time multiplied by (b) (i) the Consideration divided by (ii) the volume weighted average of the per share closing price of Parent Common Stock on the Nasdaq Global Select Market for five trading days ending on the second business day prior to the completion of the Acquisition. Following the Effective Time, each Parent RSU will continue to be governed by the same terms and conditions (including vesting terms) as were applicable to the applicable RSU immediately prior to the Effective Time; and

•

each of the Company’s restricted stock unit awards with performance-based vesting or delivery requirements (each, a “PSU”) that are outstanding as of immediately prior to the Effective Time (whether or not vested) will, contingent upon and effective as of the Effective Time, be canceled and converted into the right to receive cash, without interest, in an amount equal to (i) the total number of Shares issuable in settlement of such PSU as determined, in accordance with the terms of such PSU, by the compensation committee of the Board prior to the Effective Time multiplied by (ii) the Consideration.

The Acquisition is subject to customary closing conditions, including, among other things, (a) the approval by the Company shareholders of the Scheme, (b) the sanction by the Irish High Court of the Scheme and delivery of the court order to the Irish Registrar of Companies, (c) receipt of required antitrust clearances in the United States, Austria and Germany and the receipt of required foreign investment clearances in France, Germany, Denmark and Italy, (d) absence of any Company Material Adverse Effect (as defined in the Transaction Agreement) that is continuing from the date of the Rule 2.7 Announcement to the Sanction Date (as defined in the Transaction Agreement), (e) the accuracy of the other party’s representations and warranties subject to certain materiality and material adverse effect exceptions and (f) the performance by each party of all of its covenants and agreements under the Transaction Agreement in all material respects. The conditions to the implementation of the Scheme are set forth in full in Appendix 3 to the announcement (the “Rule 2.7 Announcement”) issued by the Company and Parent pursuant to Rule 2.7 of the Irish Takeover Panel Act, 1997, Takeover Rules, 2022 (the “Irish Takeover Rules”) on December 12, 2022 (the “Conditions Appendix”).

The Transaction Agreement contains customary representations, warranties and covenants by the Company and Parent. From the date of the Transaction Agreement until the earlier of the completion of the Acquisition and the termination of the Transaction Agreement, the Company has agreed to use commercially reasonable efforts to operate its business in the ordinary course and has agreed to certain other operating covenants, as set forth more fully in the Transaction Agreement.

The Company has agreed not to directly or indirectly solicit or knowingly encourage discussions or negotiations with any third party regarding acquisition proposals. Notwithstanding these restrictions, the Company may under certain circumstances provide, pursuant to a confidentiality agreement on certain terms set forth in the Transaction Agreement, information to and engage in discussions or negotiations with third parties with respect to an unsolicited, written alternative acquisition proposal that the board of directors of the Company has determined in good faith, after consultation with its financial advisor and outside legal counsel, constitutes or would reasonably be expected to lead to a superior proposal and that failure to take such action would be inconsistent with the board’s fiduciary duties under applicable legal requirements.

The Transaction Agreement requires that the Company’s board of directors unanimously recommend that the shareholders of the Company vote in favor of the Scheme (the “Board Recommendation”) and not, among other things, (i) withdraw (or modify in a manner adverse to Parent), or publicly propose to withdraw (or modify in a manner adverse to Parent or Acquirer), the Board Recommendation, or (ii) approve, recommend or declare advisable, or publicly propose to recommend, adopt or approve any alternative acquisition proposal (such action, a “Change of Recommendation”). Notwithstanding these restrictions, the Board is permitted, subject to the terms and conditions set forth in the Transaction Agreement, to make a Company Change of Recommendation to accept a superior alternative acquisition proposal or in response to certain intervening events (as more fully described in the Transaction Agreement), subject in each case to certain matching rights in favor of Parent.

The Transaction Agreement includes customary termination provisions for both the Company and Parent, including that the right of either party to terminate the Transaction Agreement if the Scheme has not become effective by 5:00 p.m., New York City time, on June 12, 2023, which period will be automatically extended to September 12, 2023 and further to December 12, 2023 (as may be so extended, the “End Date”) if the only condition remaining to be satisfied (other than those conditions that by their nature cannot be satisfied until the completion of the Acquisition) relates to regulatory approvals. In connection with the termination of the Transaction Agreement under certain specified circumstances, including a Company Change of Recommendation and termination by the Company to accept and enter into a definitive agreement with respect to an unsolicited superior alternative acquisition proposal, the Company will be required to reimburse Parent for an amount up to and not more than $278,404,301 of all documented, specific and quantifiable third-party costs and expenses incurred, directly or indirectly, by Parent or its subsidiaries or on their behalf, for the purposes of, in preparation for, or in connection with the Acquisition.

The Transaction Agreement provides that, upon termination of the Transaction Agreement under certain circumstances relating to the failure to obtain applicable antitrust laws or foreign investment law clearances prior to the End Date, Parent will pay the Company a reverse termination payment of $974,415,054.

The foregoing description of the terms of the Transaction Agreement and the Conditions Appendix are only summaries, and do not purport to be complete, and are qualified in their entirety by the complete text of the Transaction Agreement and the Conditions Appendix, copies of which are filed as Exhibits 2.1 and 2.2, respectively, hereto and incorporated herein by reference. The foregoing description of the Transaction Agreement has been included to provide investors and stockholders with information regarding the terms of such agreements. The assertions embodied in the representations and warranties contained in the Transaction Agreement are qualified by information in confidential disclosure schedules delivered by the Company to Parent and Acquirer Sub in connection with the signing of the Transaction Agreement. Moreover, certain representations and warranties in the Transaction Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for the purpose of allocating risk between the parties to the Transaction Agreement. Accordingly, the representations and warranties in the Transaction Agreement should not be relied on by any persons as characterizations of the actual state of facts and circumstances of the Company at the time they were made and investors should consider the information in the Transaction Agreement in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). Information concerning the subject matter of the representations and warranties may change after the date of the Transaction Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Compensation Arrangements

On December 10, 2022, in connection with the approval of the Transaction Agreement, the Board approved and authorized the Company to enter into agreements with certain executive officers and other Company employees, which will provide that if such individual is subjected to the excise tax under Section 4999 of the Internal Revenue Code, the Company will reimburse such individual with respect to the payment for the excise taxes (provided that the Company’s obligation under these agreements cannot exceed $30 million in the aggregate).

On December 10, 2022, the Board also approved a cash retention pool in an aggregate amount of $20 million. The retention pool will be allocated to key employees determined to be critical to completion of the Scheme and post-completion efforts, including certain executive officers of the Company. The allocation of any retention awards are to be made by the Chief Executive Officer of the Company after good faith consultation with the Chief Executive Officer of Parent.

Item 7.01	Regulation FD Disclosure.

On December 12, 2022, the Company and Parent issued the Rule 2.7 Announcement pursuant to Rule 2.7 of the Irish Takeover Rules. The full text of the Rule 2.7 Announcement is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On December 12, 2022, copies of the documents and communications attached hereto as Exhibits 99.2, 99.3, 99.4 and 99.5 were disseminated by the Company in connection with the announcement.

The information in this Item 7.01 and Exhibit 99.1 incorporated herein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibits	Description

2.1*	Transaction Agreement, dated as of December 11, 2022, by and among Amgen Inc., Pillartree Limited and Horizon Therapeutics plc.

2.2	Appendix 3 to the Rule 2.7 Announcement, dated as of December 12, 2022 (Conditions Appendix).

99.1	Rule 2.7 Announcement, dated as of December 12, 2022.

99.2	Transaction Frequently Asked Questions, dated as of December 12, 2022.

99.3	Employee Letter from Timothy P. Walbert, dated as of December 12, 2022.

99.4	Form of Partner Letter, dated as of December 12, 2022.

99.5	Form of Investor Letter, dated as of December 12, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

NO OFFER OR SOLICITATION

This report is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

The Acquisition will be implemented by means of an Irish High Court-sanctioned scheme of arrangement on the terms provided for in the Scheme Document (or, if the Acquisition is implemented by way of a takeover offer, the applicable takeover offer document), which will contain the full terms and conditions of the Acquisition, including details of how Company shareholders may vote in respect of the Acquisition. Any decision in respect of, or other response to, the Acquisition, should be made only on the basis of the information contained in the Scheme Document (or if the Acquisition is implemented by way of a takeover offer, the applicable takeover offer document).

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Acquisition, the Company will file with the SEC a preliminary and definitive Proxy Statement (which will include the Scheme Document). The definitive Proxy Statement will be mailed to Company shareholders as of the record date to be established for voting at the Company shareholder meetings to approve the Acquisition. BEFORE MAKING ANY VOTING DECISION, HOLDERS OF COMPANY SHARES ARE URGED TO READ THE DEFINITIVE PROXY

STATEMENT (INCLUDING THE SCHEME DOCUMENT) ANY AMENDMENTS OR SUPPLEMENTS THERETO AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE ACQUISITION, INCLUDING ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION, THE PARTIES TO THE SCHEME AND RELATED MATTERS.

Any vote in respect of the resolutions to be proposed at the Company shareholders meetings to approve the Acquisition, the Scheme or related matters, or other responses in relation to the Acquisition, should be made only on the basis of the information contained in the definitive Proxy Statement (including the Scheme Document).

The preliminary and definitive Proxy Statements, if and when filed, as well as the Company’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and at the Company’s website at https://ir.horizontherapeutics.com/financial-information/sec-filings. Company shareholders and investors will also be able to obtain, without charge, a copy of the preliminary and definitive Proxy Statements (including the Scheme Document) and other relevant documents (when available) by directing a written request to Horizon Therapeutics plc, Attn: Investor Relations, 70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland, or by contacting Tina Ventura, Investor Relations, via email at ir@horizontherapeutics.com.

PARTICIPANTS IN THE SOLICITATION

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from Company shareholders in connection with the Acquisition and any other matters to be voted on at the Company shareholder meetings. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s definitive Proxy Statement on Schedule 14A for its 2022 annual general meeting of shareholders, dated and filed with the SEC on March 17, 2022. Other information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of Company shareholders, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the preliminary and definitive Proxy Statements (which will contain the Scheme Document) and other relevant materials to be filed with the SEC in connection with the Acquisition. You may obtain free copies of these documents using the sources indicated above.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by words such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “see,” “continue,” “could,” “can,” “may,” “will,” “likely,” “depend,” “should,” “would,” “plan,” “predict,” “target,” and similar expressions, and may include references to assumptions and relate to the Company’s future prospects, developments and business strategies, and the Acquisition. Such forward-looking statements include, but are not limited to, statements relating to the Acquisition involving Parent and the Company, the Company’s current expectations and estimates about the expected effects and anticipated benefits of the Acquisition, the date of closing of the Acquisition, including the parties’ ability to satisfy the conditions to the consummation of the Acquisition and the other conditions set forth in the Transaction Agreement, and the Company’s business activities and strategies. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the Acquisition in a timely manner or at all; the satisfaction (or waiver) of conditions to the consummation of the Acquisition, including with respect to the approval of Company shareholders and required regulatory approvals; potential delays in consummating the Acquisition; the ability of the Company to timely and successfully achieve the anticipated benefits of the Acquisition; the impact of health pandemics, including the COVID-19 pandemic, on the parties’ respective businesses and the actions the parties may take in response thereto, the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Transaction Agreement; the effect of the announcement or pendency of the Acquisition on the Company’s business relationships, operating results and business generally; costs related to the Acquisition; and the outcome of any legal proceedings that may be instituted against the parties or any of their respective directors or officers related to the Transaction Agreement or the Acquisition. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most recent filings with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov. These documents can be accessed on the Company’s website at https://ir.horizontherapeutics.com/financial-information/sec-filings. The forward-looking statements set out in this report are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

RESPONSIBILITY STATEMENT REQUIRED BY THE IRISH TAKEOVER RULES

The directors of the Company accept responsibility for the information contained in this communication. To the best of the knowledge and belief of the directors (who have taken all reasonable care to ensure that such is the case), the information contained in this communication is in accordance with the facts and does not omit anything likely to affect the import of such information.

DEALING DISCLOSURE REQUIREMENTS OF THE IRISH TAKEOVER RULES

Under the provisions of Rule 8.3(b) of the Irish Takeover Rules, if any person is, or becomes, ‘interested’ (directly or indirectly) in 1% or more of any class of ‘relevant securities’ of the Company (including by means of an option in respect of, or a derivative referenced to, any such ‘relevant securities’), that person must publicly disclose all ‘dealings’ in any ‘relevant securities’ of the Company during the ‘offer period,’ by not later than 3:30 p.m. (E.T.) on the ‘business day’ following the date of the relevant transaction.

If two or more persons co-operate on the basis of any agreement either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of the Company, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

A disclosure table, giving details of the companies in whose ‘relevant securities’ and ‘dealings’ should be disclosed can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

‘Interests’ in securities arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Irish Takeover Rules, which can be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose a ‘dealing’ under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020.

ADDITIONAL INFORMATION

Certain capitalised words used in this communication and not herein defined have the meanings given to such words in the Rule 2.7 Announcement dated December 12, 2022 issued by the Company and Parent (the “Rule 2.7 Announcement”). The bases and sources set out in the Rule 2.7 Announcement have been used in this communication, unless otherwise stated or the context otherwise requires.

The release, publication or distribution of this communication in, into, or from, certain jurisdictions other than Ireland may be restricted or affected by the laws of those jurisdictions. Accordingly, copies of this communication are not being, and must not be, mailed or otherwise forwarded, distributed or sent in, into, or from any such jurisdiction. Therefore, persons who receive this communication (including without limitation nominees, trustees and custodians) and are subject to the laws of any jurisdiction other than Ireland who are not resident in Ireland will need to inform themselves about, and observe, any applicable restrictions or requirements. Any failure to do so may constitute a violation of the securities laws of any such jurisdiction.

No statement in this communication is intended to constitute a profit forecast or a quantified financial benefit statement for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for the Company or Parent. No statement in this communication constitutes an asset valuation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2022	HORIZON THERAPEUTICS PUBLIC LIMITED COMPANY

	By:	/s/ Aaron L. Cox
Aaron L. Cox
Executive Vice President and Chief Financial Officer